PROVING OUR
METTLE

FREEPORT-McMoRAN



4th Quarter 2016
Earnings Conference Call

A member of
ICMM
International Council
on Mining & Metals

January 25, 2017

FCX
LISTED
NYSE

fcx.com

FREEPORT-MCMORAN

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Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, debt reduction initiatives, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. Under its revolving credit facility, as amended, FCX is not permitted to pay dividends on common stock on or prior to March 31, 2017. The declaration of dividends is at the discretion of FCX's Board of Directors (Board), subject to restrictions under FCX's credit agreements, and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material and potential recourses not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum, mine sequencing, production rates, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, the outcome of FCX's debt reduction initiatives, FCX's ability to secure regulatory approvals, potential inventory adjustments, potential impairment of long-lived mining assets, the outcome of ongoing discussions with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work (COW), the potential effects of violence in Indonesia generally and in the province of Papua, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results (including the final disposition of the recent unfavorable Indonesian Tax Court ruling relating to surface water taxes) and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to resume exporting its copper concentrate directly and indirectly through PT Smelting (PT-FI's 25 percent-owned Indonesian smelting unit), which depends upon the satisfactory resolution of complex regulatory matters in Indonesia. PT-FI's inability to export copper concentrate itself and through PT Smelting for any extended period of time would lead to the suspension of all of FCX's production in Indonesia.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, oil and gas realized revenues, cash production costs and cash operating margin, which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q16 press release, which are also available on FCX's website, "fcx.com."

2016 Highlights

Strong Execution – "Proving our Mettle"

Operational

- **Successful Execution of $4.6 Bn Cerro Verde Expansion Project**
- **Strong Cost and Capital Management**
  - 19% Reduction in Consolidated Copper Unit Site Production & Delivery Costs YoY
  - 56% Reduction in CAPEX YoY (17% Below Jan. 2016 est.)

Financial

Net Debt Reduced by Over $8 Bn



$20.1
$11.8
12/31/15
12/31/16

Strategic

- **Refocused Business on Leading Position in Global Copper Industry**
- **Retained High-Quality Copper Portfolio**

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Completed $6.6 Billion in Asset Sale Transactions in 2016

	Aggregate Cash Consideration	Contingent Consideration
	($ in billions)	
Morenci (13% Interest)	$1.00	n/a
Timok Exploration Project	0.13	$0.11 (1)
Other Sales	0.25	n/a
Completed in 4Q16		
Tenke Fungurume	2.65	0.12 (2)
Oil & Gas Transactions	2.59	0.30 (3)
Total	$6.62	$0.53

No Additional Sales Required

(1) Payable to FCX in stages based upon achievement of defined development milestones.

(2) Up to $60 mm payable to FCX if the avg copper price exceeds $3.50/lb and $60 mm if the avg cobalt price exceeds $20/lb, both for the 24-month period ending December 31, 2019.

(3) Up to $150 mm payable to FCX over time as DW GOM buyer realizes future cash flows in connection with third-party production handling agreement for the Marlin platform and up to $50 mm per annum in each of 2018, 2019 and 2020 if the price of Brent crude oil averages over $70/bbl in each calendar year.

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Effective Cost & Capital Management

Declining Site Production & Delivery Unit Costs for Copper



$1.78
-19% Decline
$1.44
$1.53
$1.26
Net Unit Cash Costs (after by-product)
$/lb
2015
2016

Free Cash Flow Trend



($ in bns)
-$3.1
+$0.9
$6.4*
$3.2
$3.7
$2.8*
OCF @ Cu $2.42/lb
CAPEX
OCF @ Cu $2.27/lb
2015
2016

** Includes $3.0 bn in 2015 and $1.2 bn in 2016 associated with O&G*

Copper Market Commentary

LME Copper Price



per pound
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$2.69
1/24/17
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
$2.13
$2.20

	Price Change
Since 12/31/15	+26%
Since 9/30/16	+22%
YTD 2017	+7%

Source: Bloomberg

- **Improved Market Sentiment Supported by Fundamentals**
- **Global Economic Conditions Improving**
- **Supply Growth is Challenged**
- **New Supplies Required >$3/lb Copper Price**
- **Relatively Low Inventories**
- **Disruptions Back in Focus**
- **Deficits on the Horizon – Timing?**

FREEPORT-McMoRAN

PROVING OUR METTLE

World's Leading Copper Producers

Top 10 Copper Producers (2016e)


(000 t)
2,000
1,500
1,000
500
0
CODELCO
*
GLENCORE
bhpbilliton
SOUTHERN COPPER
KGHM
RioTinto
ANTOFAGASTA
FIRST QUANTUM
VALE

** Reflects Morenci ownership of 85% interest through 5/31/16 and 72% interest from 6/1/16; excludes Tenke Fungurume which was sold November 2016.*
Source: Wood Mackenzie December 13, 2016. Rankings based on net equity ownership.

FREEPORT-MCMORAN

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World-Class Copper Portfolio

Long-term Value in High-Quality Asset Base

North America
7 Copper Mines



Cu Reserves: 30.4 bn lbs
Mo Reserves: 2.3 bn lbs
Mineralized Mat.: 49 bn lbs
Implied Life: 44 yrs
Copper Sales: 1.5 bn lbs
Molybdenum Sales: 92 mm lbs
2017e Unit Cost: $1.55/lb

South America
2 Copper Mines



Cu Reserves: 29.5 bn lbs
Mo Reserves: 0.64 bn lbs
Mineralized Mat.: 29 bn lbs
Implied Life: 40 yrs
Copper Sales: 1.3 bn lbs
2017e Unit Cost: $1.61/lb

Indonesia
Copper/Gold Mine



Cu Reserves: 26.9 bn lbs
Au Reserves: 25.8 mm ozs
Mineralized Mat.: 19 bn lbs
Implied Life: 24 yrs
Copper Sales: 1.3 bn lbs
Gold Sales: 2.2 mm ozs
2017e Unit Credit: (3¢)/lb

NOTE: North America amounts include Cu operations: Morenci (72%), Sierrita, Bagdad, Tyrone, Safford, Miami and Chino; Primary Mo: Henderson and Climax; South America amounts include Cu operations: Cerro Verde and El Abra. Sales amounts based on 2017e. Implied life for Americas equals reserves plus mineralized material divided by 2017e sales; Implied life for Indonesia through 2041 CoW. Unit Cost (credit) estimates assume average prices of $2.50/lb for copper, $1,200/oz for gold and $7/lb for molybdenum in 2017. e = estimate. See Cautionary Statement.

Cerro Verde

- **Expansion Commenced Operations in September 2015**
- **Achieved Capacity Operating Rates in 1Q16**
- **Expanded Operations Benefit from:**
  - **Large-scale, Long-lived Reserves**
  - **Cost Efficiencies (Unit Net Cash Cost Decline 19% YoY)**

Mill Rate

(kt/d)


121
152
353
2014
2015
2016

Copper Sales

(mms lbs)


501
544
1,105
2014
2015
2016



FCX Reserves/Mineralized Material/Potential

as of 12/31/16

2P Reserves (1)


North America
35%
South America
34%
Indonesia
31%

87 Billion Lbs

Mineralized Material (2)*


North America
50%
Indonesia
20%
South America
30%

102 Billion Lbs

Potential (3)*


North America
67%
Serbia
18%
South America
15%

156 Billion Lbs

(1) *Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 70 billion pounds net to FCX's interest.*

(2) *Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb and excludes Kisanfu copper resources under exclusivity arrangement with CMOC that has not yet sold.*

(3) *Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and requires higher Cu prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.*

**** Mineralized Material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.***

Large Development Project Inventory

Copper Sulfide Opportunities

- **Bagdad**
- **Chino**
- **El Abra**
- **Lone Star/Safford**
- **Morenci**
- **Sierrita**


1 km
N
Reserve Pit
+0.3% Cu


1 km
N
Reserve Pit
% Copper
+0.3% Cu Shell

Future development subject to market conditions

Grasberg Operations Update

Mining Rates (kt/d) Continue to be Impacted by Lower Productivity


171
160
122
23%
Below
Target
3Q16
Actual
4Q16
Forecast
4Q16
Actual*

** Includes 10-day work stoppage in 4Q 2016*

Revised Plans Incorporate

- **Timing of Open Pit Production from 2017 to 2018**
- **Grasberg Block Cave Start-up Adjusted by 3 Months**
- **Revisions to Deep MLZ Mine Ramp-up Plan**
- **Five-Year Forecast Within 2-3% of Previous Forecast**

Grasberg Open Pit Ore Grades


1.5
1.0
0.5
0.0
Copper %
1Q16 2Q16 3Q16 4Q16 1Q17e 2Q17e 3Q17e 4Q17e 1Q18e 2Q18e 3Q18e


3.0
2.0
1.0
0.0
Gold (g/t)
1Q16 2Q16 3Q16 4Q16 1Q17e 2Q17e 3Q17e 4Q17e 1Q18e 2Q18e 3Q18e

e = estimate. See Cautionary Statement.

Indonesia – Historical Dates

1991	*FCX Signs COW, Providing Legal & Fiscal Certainty Through 2041, Multi-billion Dollar Investment Campaign Begins*
1995	*FCX Formed Strategic Partnership with Rio Tinto to Advance Development*
1999	*FCX Completed Construction of Gresik, Indonesia's First Copper Smelter*
2009 – 2012	*GoI Passes New Mining Law & Implements New Regulations* *- Law Provides Existing COWs Valid Until Expiry* *- Seek Amendments to COW Within One Year* *- GoI Established Evaluation Team in Early 2012 to Review COWs*
2014	*Concentrate Exports Halted for More than 6-Months Following January Regulation on Exports* *FCX & GoI Agree to MOU in July on Six Main Points, Including Exports, Smelter Development & Divestment, Subject to Negotiation of Legal and Fiscal Certainty Post-2021*
2015	*GoI Provides FCX with Letter of Assurance Regarding Legal & Fiscal Certainty*
2017	*GoI Introduces New Regulations, Requires COW Holders to Convert to IUPK in Order to Export (No Assurance of Legal and Fiscal Certainty)*

PT-FI's Contract of Work Dated December 1991

Extension – Article 31

"...this Agreement shall have an initial term of 30 years from the date of the signing of this Agreement; provided that the Company shall be entitled to apply for two successive ten year extensions of such term, subject to Government approval. The Government will not unreasonably withhold or delay such approval. Such application by the Company may be made at any time..."

Exports – Article 11

"Without in any way limiting the Company's basic right to export its Products, such export will be subject to the reporting and other non-monetary provisions of the export laws and regulations in Indonesia..."

Taxes – Article 13

"The Company shall not be subject to any other taxes, duties, levies, contributions, charges or fees now or hereafter levied or imposed or approved by the Government other than those expressly provided for in this Article and elsewhere in this Agreement."

PT-FI's Contract of Work Dated December 1991 (continued)

Divestment – Article 24

"If after the signing of this agreement then effective laws and regulations or Government policies or actions impose less burdensome divestiture requirements than set forth herein, such less burdensome divestiture requirements shall be applicable to the parties to this Agreement."

PT-FI adopted less burdensome divestment requirements of Government Regulation No. 20 of 1994, which revised the requirement for Indonesian ownership to 5 percent (confirmed by BKPM letter dated March 20, 1997).

Cooperation of Parties – Article 23

"...the Government...will take no action which is inconsistent with the provisions of this agreement so as to adversely affect the conduct of the Enterprise hereunder, including, without limitation, any action of condemnation or nationalization of the Enterprise or any part thereof..."

Governing Law– Articles 28 and 32

"This agreement shall have the force and effect of law."

"Except as otherwise expressly provided herein, this agreement...shall be governed... in accordance with the laws of Indonesia which are presently in force (1991)."

October 7, 2015 Assurance

- **Government Assured PT-FI that it Will Approve Extension of Operations Beyond 2021 with Legal & Fiscal Certainty**

"Regarding PT-FI's proposal of contract extension, GoI warrants PT-FI would be able to submit the proposal of contract extension immediately upon implementation of the regulatory amendment and the Government will not unreasonably withhold or delay approval. It is further understood that the approval will ensure the same rights and the same level of legal and fiscal certainty as contained in the Contract of Work."

Excerpt from October 7, 2015 letter from Minister of Energy and Mineral Resources

Indonesian Regulatory Matters

- Government of Indonesia Issued New Mining Regulations on January 12, 2017
  - Allows Continuation of Exports, Subject to Conditions, Including Conversion of COW to Special Operating License (IUPK)
- PT-FI Advised Government of Willingness to Convert to an IUPK, Subject to Obtaining an Investment Stability Agreement
- COW Would Remain In Effect Until Replaced by Mutually Satisfactory Alternative
- PT-FI Requested Exports be Permitted While New License and Stability Agreement are Negotiated
- As of January 25, Exports Have Not Been Approved
  - PT-FI Share of Production Would be Impacted by 70 MM lbs & 100 k ozs per Month of Delay
- PT-FI Prepared to Adjust Operations, Costs, Future Investment and Protect Contractual Rights

2017e Outlook*

Sales Outlook	▪ Copper: 4.1 Billion lbs. ▪ Gold: 2.2 Million ozs. ▪ Molybdenum: 92 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery: $1.50/lb ▪ After By-product Credits: $1.06/lb (1)
Operating Cash Flows (2)	▪ ~$4.3 Billion (@$2.50/lb Copper in 2017e) ▪ Each 10¢/lb Change in Copper in 2017 = $385 MM
Capital Expenditures	▪ $1.8 Billion – $1.1 Billion for Major Projects, Including $0.9 Billion in Indonesia – $0.7 Billion for Other Mining

** Projections for 2017 and forward looking statements in this presentation assume normal operating levels at PT-FI. Refer to slide 17 for discussion of recent regulatory changes in Indonesia, which may impact future results.*

(1) Assumes average prices of $1,200/oz gold and $7/lb molybdenum for 2017e: 1Q 2017e net cash costs expected to approximate $1.15/lb.

(2) Assumes average prices of $1,200/oz gold, $7/lb molybdenum in 2017; each $100/oz change in gold would have an approximate $190 mm impact and each $2/lb change in molybdenum would have an approximate $100 mm impact.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
4.65
4.1
3.9
4.17
Net of Volumes Sold in Tenke/Morenci Transactions
2016
2017e*
2018e

Note: Consolidated copper sales include 910 mm lbs in 2016, 740 mm lbs in 2017e and 680 mm lbs in 2018e for noncontrolling interest; excludes purchased copper.

** Projections for 2017 and forward looking statements in this presentation assume normal operating levels at PT-FI. Refer to slide 17 for discussion of recent regulatory changes in Indonesia, which may impact future results.*

Gold Sales (million ozs)



3
2
1
0
1.1
2.2
2.15
2016
2017e*
2018e

Note: Consolidated gold sales include 99k ozs in 2016, 202k ozs in 2017e and 200k ozs in 2018e for noncontrolling interest.

Molybdenum Sales (million lbs)



90
60
30
0
74
92
91
2016
2017e
2018e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

PROVING OUR METTLE

EBITDA and Cash Flow at Various Copper Prices

EBITDA
($1,200/oz Gold, $7/lb Molybdenum)*



(US$ billions)
$8
$6
$4
$2
$0
2017e/2018e
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Operating Cash Flow (excluding Working Capital changes)
($1,200/oz Gold, $7/lb Molybdenum)*



(US$ billions)
$6
$4
$2
$0
2017e/2018e
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Note: For 2017e/2018e price sensitivities see slide 21. EBITDA equals operating income plus depreciation, depletion and amortization.
** Average prices as noted for 2017e/2018e*
e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2017e/2018e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$415	$320
Molybdenum: +/- $1.00/lb	$55	$50
Gold: +/- $50/ounce	$105	$60
Currencies:[(1)] +/- 10%	$145	$100

(1) U.S. Dollar Exchange Rates: 670 Chilean peso, 13,500 Indonesian rupiah, $0.74 Australian dollar, $1.06 Euro, 3.40 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.

e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)

Future Spending Dependent on Improvement in Market Conditions


$2.8
Oil & Gas
1.2
Major Mining Projects
1.2
Other Mining
0.4
TOTAL MINING
1.6
$1.8
1.1*
0.7
$1.8
0.9*
0.9
2016
2017e
2018e

* Major mining projects include $0.9 billion associated with Grasberg Underground development in 2017e and $0.75 billion for 2018e
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

FREEPORT-MCMORAN

Restoring Balance Sheet Strength

Year-End 2017e Net Debt at Varying Copper Prices



(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$20.1
$11.8
$9.4
$8.5
$7.6
12/31/2015
12/31/2016
$2.50
$2.75
$3.00
Net Debt/2017e EBITDA
1.7x
1.3x
1.0x
YE 2017e

Note: Sensitivity assumes $7/lb Molybdenum and $1,200/oz Gold in 2017e. EBITDA equals operating income plus depreciation, depletion and amortization. e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management – Strong Track Record

(US$ billions)

Manageable Near-Term Debt Maturity Schedule (1)

FCX Debt Structure	*12/31/15*	*12/31/16*
$3.5 bn Revolver	$ -	$ -
Bank Term Loan	3.0	-
Sr. Notes	14.8	14.4
Cerro Verde Non-Recourse Credit Facility	1.8	1.4
Bank Bilateral & Other	0.8	0.2
Total Debt	$20.4	$16.0
Cash	$ 0.2	$ 4.2
Liquidity Including Revolver Availability		$7.7


$5
$4
$3
$2
$1
$0
$1.2
2.15% & 2.30% Sr. Notes
$1.5(2)
2.375% Sr. Notes
2017
2018

1) For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019.
2) Excludes scheduled Cerro Verde credit facility amortization of $0.8 bn.
See Cautionary Statement.

Positive Long-term Outlook

FREEPORT-MCMORAN

Industry Leading Copper Position	Experienced Team of Operators & Developers	Long-lived, Geographically Diverse Portfolio	Financially Strong
			

Executing Clearly Defined Strategy

Reference Slides

Financial Highlights

Sales Data	4Q16	2016
Copper (1)		
Consolidated Volumes (mm lbs)	1,186	4,651
Average Realization (per lb)	$2.47	$2.27
Site Production & Delivery Costs (per lb)	$1.44	$1.44
Unit Net Cash Costs (per lb)	$1.20	$1.26
Gold		
Consolidated Volumes (000's ozs)	405	1,079
Average Realization (per oz)	$1,174	$1,238
Oil Equivalents		
Consolidated Volumes (MMBOE)	10.5	47.1
Realized Revenues (per BOE)	$39.88	$32.59
Cash Production Costs (per BOE)	$14.62	$15.19

Financial Results *(in billions, except per share amounts)*	4Q16	2016
Revenues	$4.4	$14.8
Net Income (Loss) Attributable to Common Stock	$0.3 (2)	$(4.2)
Diluted Net Income (Loss) Per Share	$0.21 (2)	$(3.16)
Operating Cash Flows (3)	$1.1	$3.7
Capital Expenditures	$0.5	$2.8
Total Debt	$16.0	$16.0
Consolidated Cash	$4.2	$4.2

(1) *Includes Tenke through November 16, 2016.*
(2) *Includes net charges of $59 mm (4¢/share) primarily reflecting oil and gas restructuring-related charges and estimated losses on assets held for sale, partly offset by a gain on redeemable noncontrolling interest.*
(3) *Includes net working capital (uses) sources and changes in other tax payments of $(406) mm for 4Q16 and $57 mm for 2016.*

FREEPORT-MCMORAN

PROVING OUR METTLE

4Q 2016 Mining Operating Summary

4Q16 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa[4]	Consolidated Including Africa
Site Production & Delivery	$1.46	$1.35	$1.50	$1.42	$1.44
By-Product Credits	(0.13)	(0.10)	(1.34)	(0.41)	(0.50)
Treatment Charges	0.11	0.25	0.27	-	0.19
Royalties & Export Duties	-	0.01	0.22	0.05	0.07
Unit Net Cash Costs	**$1.44**	**$1.51**	**$0.65**	**$1.06**	**$1.20**

Sales From Mines for 4Q16 & 4Q15 by Region


North America
416
547
22(1)
20(1)
Cu
mm lbs
Mo
mm lbs
4Q16 4Q15 4Q16 4Q15
South America(2)
359
286
4Q16 4Q15
Indonesia (3)
352
195
401
333
Au
000 ozs
4Q16 4Q15 4Q16 4Q15
Africa(4)
59
117
4Q16 4Q15

(1) Includes 7 mm lbs in 4Q16 and 2 mm lbs in 4Q15 from South America.
(2) Silver sales totaled 981k ozs in 4Q16 and 784k ozs in 4Q15.
(3) Silver sales totaled 907k ozs in 4Q16 and 567k ozs in 4Q15.
(4) Reflects amounts through November 16, 2016 closing date. Cobalt sales totaled 4 mm lbs in 4Q16 and 9 mm lbs in 4Q15.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q16 press release, which is available on FCX's website.

FREEPORT-MCMORAN

PROVING OUR METTLE

2016 Operating Summary

2016 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa (3)	Consolidated Including Africa
Cash Unit Costs					
Site Production & Delivery (1)	$1.42	$1.26	$1.63	$1.58	$1.44
By-product Credits	(0.12)	(0.10)	(1.30)	(0.39)	(0.41)
Treatment Charges	0.11	0.24	0.28	-	0.18
Royalties & Export Duties	-	0.01	0.22	0.05	0.05
Unit Net Cash Costs	$1.41	$1.41	$0.83	$1.24	$1.26

2016 Sales by Region



North America
1,841
74(2)
Cu
mm lbs
Mo
mm lbs
South America
1,332
Indonesia
1,054
1.1
Au
mm ozs
Africa (3)
424
33
Co
mm lbs

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes molybdenum produced in South America.
(3) Reflects amounts through November 16, 2016 closing date.

FREEPORT-MCMORAN

PROVING OUR METTLE

2017e Operating Estimates

2017e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$1.58	$1.50	$1.42	$1.50
By-product Credits	(0.14)	(0.11)	(1.97)	(0.72)
Treatment Charges	0.11	0.22	0.26	0.19
Royalties & Export Duties	-	-	0.26	0.09
Unit Net Cash Costs	$1.55	$1.61	$(0.03)	$1.06

2017e Sales by Region


North America
1,465
92(3)
Cu
mm lbs
Mo
mm lbs
South America
1,315
Indonesia
1,325
2.2(4)
Au
mm ozs

(1) Estimates assume average prices of $2.50/lb for copper, $1,200/oz for gold and $7/lb for molybdenum in 2017. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

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2017e Quarterly Sales

Copper Sales (million lbs)



1,200
900
600
300
0
1,000
1,030
1,055
1,020
1Q17e
2Q17e
3Q17e
4Q17e

Note: Consolidated copper sales include approximately 185 mm lbs in 1Q17e, 185mm lbs in 2Q17e, 195mm lbs in 3Q17e and 175 mm lbs in 4Q17e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)



750
500
250
0
460
470
480
760
1Q17e
2Q17e
3Q17e
4Q17e

Note: Consolidated gold sales include approximately 43k ozs in 1Q17e, 44k ozs in 2Q17e, 45k ozs in 3Q17e and 70k ozs in 4Q17e for noncontrolling interest.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
23
23
23
23
1Q17e
2Q17e
3Q17e
4Q17e

e = estimate. See Cautionary Statement.

Preliminary Reserves at 12/31/16

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/15 (1)	**99.5**	**3.05**	**27.1**
Divestitures*	(8.6)	(0.02)	--
Additions/revisions	0.5	--	0.1
Production	(4.6)	(0.08)	(1.1)
Net change	(12.7)	(0.10)	(1.0)
Reserves @ 12/31/16 (1)	**86.8**	**2.95**	**26.1**
Reserves @ 12/31/06 (2)	**93.6**	**1.95**	**42.5**
Divestitures**	(12.3)	(0.02)	(1.0)
Additions/revisions	45.5	1.82	(0.1)
Production	(40.0)	(0.80)	(15.3)
Net change	(6.8)	1.00	(16.4)
Reserves @ 12/31/16 (1)	**86.8**	**2.95**	**26.1**
*% of production****	*114%*	*228%*	*-1%*

* 13% undivided interest in Morenci and Tenke Fungurume in 2016

** sale of Candelaria/Ojos (in 2014), 13% undivided interest in Morenci & Tenke

*** Additions/revisions as % of production

12/31/16 Copper Reserves by Geographical Region


North America 35%
South America 34%
Indonesia 31%

(1) Long-term prices of $2/lb copper, $10/lb molybdenum, and $1,000/oz gold

(2) Long-term prices of ~$1/lb copper, $5/lb molybdenum, and $400/oz gold; reserves as of 12/31/06 are pro forma

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Grasberg Minerals District

*Reserves**

(as of December 31, 2016)	DMLZ	Grasberg Block Cave
Tonnes (mm)	439	964
Copper Grade (%)	0.9	1.03
Gold Grade (g/t)	0.75	0.78
Copper (bn lbs)	7.6	18.5
Gold (mm ozs)	8.4	15.7
Start-up Year	2015	2018
Target (K t/d)	80	140-160
Ramp-up (years)	6	6



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

** 100% Basis*
NOTE: Ore grades in ramp-up of underground mines expected to be higher than life-of-mine average
e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017e-2022e

2017e – 2021e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.15 billion lbs

2017e – 2021e PT-FI Share
Total: 8.2 million ozs gold
Annual Average: 1.63 million ozs



Copper, billion lbs
Gold, million ozs
1.33
2.2
1.2
2.15
0.9
1.15
1.1
1.26
1.2
1.4
1.1
1.4
2017e
2018e
2019e
2020e
2021e
2020e-2022e
Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

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FCX Debt Maturities as of 12/31/16*

Total Debt & Cash at 12/31/16
(US$ billions)

	Actual
FCX Revolver	$ -
Senior Notes	14.4
Cerro Verde ($1.4) & Other	1.6
Total Debt	$16.0
Consolidated Cash	$ 4.2



(US$ billions)
$8
$6
$4
$2
$0
$1.2
2.15% & 2.30% Sr. Notes
2017*
$2.3
CV Non-Recourse
2.375% Sr. Notes
2018
$1.1
Uncommitted & CV Non-Recourse
2019*
6.125% Sr. Notes
$1.6
3.1% & 6.5% Sr. Notes
2020
$0.9
4% & 6.625% Sr. Notes
2021
$2.4
3.55% & 6.75% Sr. Notes
2022
$2.8
3.875% & 6.875% Sr. Notes
2023
$0.8
4.55% Sr. Notes
2024
$2.9
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
Thereafter

* For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2019. See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)

	4Q 2016	YTD 2016
Net Income (Loss) Attributable to Common Stock – Continuing Operations	$313	$(3,898)
Interest expense, net	181	755
Income tax provision	292	371
Depreciation, depletion and amortization	593	2,530
Impairment of oil and gas properties	-	4,317
Drillship settlement/idle rig costs and contract termination	103	926
Metals inventory adjustments	9	36
Loss (Gain) on sales of assets	113	(649)
Accretion	34	137
Other special items (1)	91	254
Loss (Gain) on exchanges and early extinguishment of debt	25	(26)
Other expense (income), net	5	(49)
Net income attributable to noncontrolling interest (NCI)	81	227
Equity in affiliated companies' net earnings	(2)	(11)
Gain on redemption and preferred dividends attributable to redeemable NCI	(192)	(161)
Eliminations and adjustments from discontinued operations (3)	(38)	(214)
Adjusted EBITDA – Continuing Operations (2)	**$1,608**	**$4,545**
Adjusted EBITDA – Discontinued Operations (3)	**73**	**326**
FCX Adjusted EBITDA (4)	**$1,681**	**$4,871**

(1) Other special items include net noncash mark-to-market losses on oil derivative contracts ($41 million for 4Q and YTD 2016), other oil & gas net charges ($39 million for 4Q16 and $196 million for YTD 2016) primarily related to inventory adjustments, asset impairments, restructuring and other net charges, and mining-related charges for Cerro Verde social commitments ($16 million for 4Q and YTD 2016) and PT-FI asset retirement ($17 million for YTD 2016), partly offset by net credits to environmental obligations ($5 million for 4Q16 and $16 million for YTD 2016).

(2) Includes Adjusted EBITDA from oil and gas operations of $212 million for 4Q16 and $658 million for YTD 2016. Refer to slide 38 for additional information on Adjusted EBITDA from oil and gas operations.

(3) Adjustment reflects the inclusion of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations primarily associated with the elimination of intercompany sales to other FCX subsidiaries. Refer to slide 37 for additional information on Adjusted EBITDA from discontinued operations.

(4) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

Adjusted EBITDA - Discontinued Operations Reconciliation

(in millions)

	4Q 2016	YTD 2016
Net Loss Attributable to Common Stock from Discontinued Operations	$(21)	$(256)
Reversal of eliminations and adjustments [1]	38	214
Allocated interest expense [2]	6	39
Income tax provision (benefit)	17	(8)
Depreciation, depletion and amortization [3]	-	80
Loss on disposal	16	198
Other loss, net	(2)	(4)
Net income attributable to NCI	19	63
Adjusted EBITDA – Discontinued Operations [4]	**$ 73**	**$326**

(1) Reflects the reversal of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations primarily associated with the elimination of intercompany sales to other FCX subsidiaries. This adjustment has been reflected in Adjusted EBITDA from continuing operations on the previous slide.

(2) In accordance with accounting guidelines, interest associated with FCX's term loan that was required to be repaid as a result of the sale of Tenke has been allocated to discontinued operations.

(3) In accordance with accounting guidelines, depreciation, depletion and amortization was not recognized subsequent to classification as assets held for sale.

(4) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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Adjusted EBITDA - Oil & Gas Reconciliation

(in millions)

	4Q 2016	YTD 2016
Net Loss Attributable to Common Stock	$(80)	$(5,967)
Interest expense, net	103	369
Depreciation, depletion and amortization	173	869
Impairment of oil and gas properties	-	4,317
Drillship settlement/idle rig and contract termination costs	103	926
Net loss on sales of assets	8	1
Accretion	17	68
Other special items [(1)]	80	237
Other income, net	-	(1)
Gain on redemption and preferred dividends attributable to redeemable NCI	(192)	(161)
Adjusted EBITDA – Oil & Gas [(2)]	**$212**	**$658**

(1) Other special items net non-cash mark-to-market losses on oil derivative contracts ($41 million for 4Q and YTD 2016) and other net charges primarily related to inventory adjustments, asset impairments, restructuring and other net charges.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.